UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2016
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ARCHROCK, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33666	74-3204509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive Houston, Texas 77060
(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers.

In light of current market conditions and actions taken by Archrock, Inc. (the “Company”) to reduce costs, including reductions to the Company’s staffing levels, and improve cash flow, each of D. Bradley Childers, David S. Miller, Robert E. Rice and Donald C. Wayne (each, an “Executive”) entered into compensation letters (the “Compensation Letters”) with the Company on August 3, 2016, which provide for a 10% reduction in each Executive’s annual base salary. Under their respective Compensation Letters, effective as of August 7, 2016, the Executives have agreed to reductions to their annual base salaries to the following levels: Mr. Childers: $720,000; Mr. Miller: $297,000; Mr. Rice: $360,000; and Mr. Wayne: $337,500. In addition, pursuant to his Compensation Letter, Mr. Childers has waived his annual short-term incentive award in respect of the Company’s fiscal year 2016 under the Company’s 2016 short-term incentive program.
Under each Executive’s Compensation Letter, if an Executive incurs a qualifying termination of employment under his severance benefit agreement with the Company (a “Severance Benefit Agreement”) or his change of control agreement with the Company (a “Change of Control Agreement”), then, for purposes of calculating the applicable Executive’s severance payments and benefits under his Severance Benefit Agreement or Change of Control Agreement (as applicable), the Company will apply the Executive’s pre-reduction base salary and, for Mr. Childers, the target short-term incentive opportunity that would have otherwise applied to Mr. Childers with respect to fiscal year 2016.
Further, each Executive has agreed to waive his right to resign his employment with the Company for “good reason” (as defined in the applicable Severance Benefit Agreement or Change of Control Agreement) in connection with the compensation changes described in the applicable Executive’s Compensation Letter. In the event of any subsequent reduction in an Executive’s annual base salary, the cumulative impact of such subsequent reduction and the compensation changes described in the applicable Executive’s Compensation Letter may be taken into account for determining whether “good reason” exists under the Executive’s Severance Benefit Agreement or Change of Control Agreement (as applicable).
The foregoing summary is qualified in its entirety by reference to the Form of Compensation Letter, a copy of which is filed as Exhibit 10.1 hereto and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
10.1	Form of Compensation Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

/s/ DAVID S. MILLER
David S. Miller Senior Vice President and Chief Financial Officer

Date: August 4, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Compensation Letter

4